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                                                               Exhibit 99

                       	MONTHLY SERVICERS CERTIFICATE


                        	SERVICER:  NATIONSBANK, N.A.


                       	NATIONSBANK AUTO TRUST 1995-A





Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995
(as amended and supplemented, the "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.


NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers");
NationsBank N.A.(as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer
is required to prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.

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Collection Period	                                                  			May-96
Determination Date		                                                 		6/10/96
Deposit Date				                                                       6/14/96
Distribution Date		                                                  		6/17/96

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Pool Balance on the close of the last day of the preceding
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   Collection Period			                                           836,845,980.99

Less:	Principal Collections	                                    	 	38,594,459.60

      Purchase Amount allocable to Principal		                             	0.00

	     Realized Losses 			                                             844,132.14
                                                                   -------------
Pool Balance on the close of the last day of the Collection
   Period 				                                                    797,407,389.25
                                                                  ==============

Original Pool Balance			                                       	1,066,816,806.33

Pool Factor		                                                        		74.74642%

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Class A Certificate Balance

    		Beginning Class A Certificate Balance			                    811,740,601.56

	    	Class A Principal Distribution to Class A Distribution
         Account                                                   38,255,433.99
                                                                ----------------
	    	Ending Class A Certificate Balance	                       		773,485,167.57

Original Class A Certificate Balance	 		                       	1,034,812,302.14

Class A Pool Factor 			                                               	74.74642%



Class B Certificate Balance

    		Beginning Class B Certificate Balance	                     		25,105,379.43

	    	Class B Principal Distribution to Class B Distribution
         Account                                                    1,183,157.75
                                                                ----------------
	    	Ending Class B Certificate Balance		                        	23,922,221.68

Original Class B Certificate Balance			                           	32,004,504.19

Class B Pool Factor 			                                               	74.74642%



Class A Pass-Through Rate	                                             		5.8500%

Class B Pass-Through Rate		                                            		6.0000%



Class A Percentage				                                                  97.0000%

Class B Percentage			                                                   	3.0000%

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Available Interest

     	Collections and Liquidation Proceeds allocable to
         interest			                                                7,350,383.63

	    	Recoveries		                                                    	69,245.34

		    Purchase Amount allocable to Interest		                              	0.00
                                                                    ------------
			              Total Interest Collections	                       	7,419,628.97

	    	Advances for the related Distribution Date	                 		1,052,403.10

		    Less:  Outstanding Advances to be reimbursed		               	1,104,664.19
                                                                    ------------
			              Total Available Interest                     	    	7,367,367.88



Available Principal

    		Collections and Liquidation Proceeds allocable to
         Principal		                                              	38,594,459.60

	    	Purchase Amount allocable to Principal	           	                  	0.00
                                                                   -------------
	              		Total Available Principal	                       	38,594,459.60



Deposit to Certificate Account

     		Available Interest		                                        	7,367,367.88

	     	Available Principal		                                      	38,594,459.60

	     	Withdrawal from Reserve Account		                                   	0.00

	     	Less:  Basic Servicing Fee to be withheld from
                 Collections		                                       	697,371.65
                                                                   -------------
		                  	Net Deposit to Certificate Account	          	45,264,455.83



Class A Interest Distribution

    		Class A Monthly Interest			                                   3,957,235.43

		    Class A Interest Carryover Shortfall		                               	0.00
                                                                   -------------
			                Total	                                          	3,957,235.43



Class B Interest Distribution

     	Class B Monthly Interest		                                     	125,526.90

		    Class B Interest Carryover Shortfall		                               	0.00
                                                                   -------------
                			Total	                                            	125,526.90



Class A Principal Distribution

    		Class A Monthly Principal		                                 	38,255,433.99

	    	Class A Principal Carryover Shortfall from the
         preceding Distribution Date	                                      	0.00
						                                                             -------------
	                  		Total		                                       38,255,433.99



Class B Principal Distribution

     	Class B Monthly Principal			                                  1,183,157.75

    		Class B Principal Carryover Shortfall from the
         preceding Distribution Date		                                     	0.00
																                                                    ------------
	                 		Total		                                         1,183,157.75



Basic Servicing Fee (inc. unpaid amount from prior periods)			       	697,371.65

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Distributions to the extent of Available Interest and Available
   Reserve Amount (and Class B Percentage of Available Principal with respect to Class A Interest Distribution)

		    Unpaid Basic Servicing Fee to Servicer		                       	697,371.65

		    Class A Interest Distribution to Class A Distribution
         Account			                                                 3,957,235.43

      Class B Interest Distribution to Class B Distribution
         Account			                                                   125,526.90



Distributions of Available Principal, Remaining Available Interest and Remaining Available Reserve Amount

    		Class A Principal Distribution to Class A Distribution
         Account		                                                	38,255,433.99

		    Class B Principal Distribution to Class B Distribution
         Account		                                                 	1,183,157.75

		    To Reserve Account up to Specified Reserve Account Balance		         	0.00

		    Any Remaining Amounts to Sellers		                           	1,743,101.76



Specified Reserve Account Balance

	    	Greater of:

		    (a) Reserve percentage applicable			                                 4.00%

		        Pool Balance on last day of Collection Period times
             reserve percentage applicable		                      	31,896,295.57

		    (b) Lesser of: Deposit from Available Interest and Available
             Principal

			                  (i)  floor amount stated or		                 13,335,210.08

			                  (ii) Pool Balance on last day of Collection
                             Period	plus interest through
                             Scheduled Distribution Date		      1,126,255,618.66

		     Specified Reserve Account Balance		                        	31,896,295.57



Reserve Account

     		Beginning Balance		                                        	33,473,839.24

		     Deposit from Available Interest and Available Principal		           	0.00

		     Investment Earnings		                                         	140,290.53

		     Less:  Withdrawal from Reserve Account and deposit to
                 Certificate Account to cover:

			                  Accrued and unpaid Basic Servicing Fees              		0.00

			                  Amounts to be distributed to
                        Certificateholders'	                               	0.00

			                  Reimb. to Servicer for Outstanding Advances
                        associated with Defaulted Accounts	           	56,379.73

		     Less: Withdrawal by Sellers of Excess of Reserve Account
                Balance Over Specified Reserve Account Balance		   	1,521,163.94

     		Less:  Withdrawal of Investment Earnings by Servicer			        140,290.53
						                                                             -------------
	     	Ending Balance		                                           	31,896,295.57
																                                                   =============


Available Reserve Account Balance			                              	31,896,295.57

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Realized Losses		                                                   		844,132.14

Net Loss Ratio (annualized)

    		For the current Collection Period		                                 	1.14%

	    	For the preceding Collection Period		                               	1.02%

	    	For the second preceding Collection Period		                        	0.98%

Average Net Loss Ratio (Specified Reserve Account Balance
           increases if greater than 1.50%)	                           		 	1.05%

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Delinquency Analysis

     	Number of Loans

			                30 to 59 days past due 	                               	1,203

                   60 to 89 days past due                               					215

			                90 or more days past due 	                               	171
					                                                               ------------
	               		Total	                                                  	1,589



	    	Principal Balance

			                30 to 59 days past due 		                       13,413,265.75

			                60 to 89 days past due 	                        	2,491,060.70

			                90 or more days past due 	                      	2,019,321.65
					                                                               ------------
			               Total	                                          	17,923,648.10



Delinquency Ratio

     	For the current Collection Period		                                 	0.57%

		    For the preceding Collection Period	                               		0.54%

		    For the second preceding Collection Period		                        	0.55%

Average Delinquency Ratio (Specified Reserve Account Balance
   increases if greater than 1.25%)			                                    	0.55%

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Collateral Repossessed and Held by the Trust

    		Number		                                                              	159

		    Principal Balance		                                          	1,800,828.22

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Weighted Average Computations

    		Weighted Average Coupon		                                       	10.48960%

	    	Weighted Average Original Term		                                    	59.06

	    	Weighted Average Remaining Term	                                   		41.55

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